EMPOWER FUNDS, INC.
Empower Emerging Markets Equity Fund
Institutional Class Ticker: MXENX
Investor Class Ticker: MXEOX
(the “Fund”)
Supplement dated May 29, 2025 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 30, 2025, as supplemented
Effective June 30, 2025 (“Effective Date”), Hiren Dasani, CFA, will no longer serve as a portfolio manager of the Fund. As of the Effective Date, all references to Mr. Dasani in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2025, as supplemented.
Please keep this Supplement for future reference.